UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

STARDUST POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39875	99-3863616
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

15 E. Putnam Ave, Suite 378
Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

(800) 742-3095

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDST	The Nasdaq Capital Market
Redeemable warrants, with 10 warrants exercisable for one share of Common Stock at an exercise price of $115.00	SDSTW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On June 2, 2026, Stardust Power Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 6, 2026, the record date for the Annual Meeting, there were 9,990,130 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) entitled to vote at the meeting.

Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s 2024 Equity Incentive Plan (as so amended, the “Plan”) to increase the number of shares available for issuance under the Plan by 2,600,000 shares and extend the Plan’s term to April 8, 2036.

For additional information regarding the Plan, please refer to the heading “Summary of the A&R 2024 Plan” contained in Proposal 5 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2026 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the Plan and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission Of Matters To A Vote Of Security Holders.

At the Annual Meeting, the Company’s stockholders voted upon the following five proposals, each of which is described in more detail in the Proxy Statement. The final vote results for each proposal were as follows:

Proposal 1: Election of Directors

The stockholders elected each of the director nominees set forth below to serve a one-year term expiring at the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified, with votes as follows:

	FOR	WITHHOLD	BROKER NON-VOTES
Roshan Pujari	3,480,943	28,311	3,144,246
Anupam Agarwal	3,460,636	48,618	3,144,246
Charlotte Nangolo	3,482,531	26,723	3,144,246
Mark Rankin	3,482,843	26,411	3,144,246
Michael Earl Cornett Sr.	3,475,340	33,914	3,144,246
Sudhindra Kankanwadi	3,480,754	28,500	3,144,246

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The selection of KNAV CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the stockholders, with votes as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
6,546,354	69,354	37,792	0

Proposal 3: Approval of the Issuance of Shares of Common Stock in Accordance with Nasdaq Listing Rules

The stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of Common Stock to Lind Global Asset Management XIII LLC, with votes as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,311,967	190,554	6,733	3,144,246

Proposal 4: Approval of an Amendment of the Company’s Certificate of Incorporation

The stockholders did not approve the amendment of the Company’s Certificate of Incorporation to clarify the director removal provision, with votes as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,495,722	8,725	4,807	3,144,246

Proposal 5: Approval of an Amendment and Restatement of the Company’s 2024 Equity Incentive Plan

The stockholders approved an amendment and restatement of the Company’s 2024 Equity Incentive Plan, with votes as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,251,765	252,333	5,156	3,144,246

Item 9.01. Financial Statements and Exhibits.

List of Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2024 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARDUST POWER INC.

	By:	/s/ Roshan Pujari
	Name:	Roshan Pujari
	Title:	Chief Executive Officer
Dated: June 3, 2026